Power of Attorney

I, Yang Lan, a citizen of the People’s Republic of China (“PRC”) and holder of PRC resident ID card number 110108196803315727, hereby irrevocably grant, in my capacity as a shareholder of Tianjin Sevenstarflix Network Technology Limited, (“Company”), to any individual appointed in writing (“Authorized Person”) by YOU On Demand (Beijing) Technology Co., Ltd. in its sole discretion, the authority to exercise the following powers and rights during the term of this Power of Attorney:

(a)	to receive all notices on my behalf regarding the shareholders meetings of the Company;

(b)	to vote on my behalf at such shareholders meetings;

(c)	to make any decisions on my behalf in accordance with my rights as a shareholder of the Company as granted to me by law and in accordance with the Company’s articles of association; and

(d)	to sign any relevant documents on my behalf and to take any action on my behalf as a shareholder of the Company.

I hereby declare and covenant that during the term of this Power of Attorney, I shall not, without the prior written consent of the Authorized Person, exercise any of the powers and/or rights listed above.

This Power of Attorney shall enter into effect upon signing and shall remain effective and irrevocable until all of my equity in the Company has been transferred to the Company and/or an Authorized Person. This Power of Attorney will survive and remain valid and effective in the event of my death and/or mental or physical incapacity.

Name:	Yang Lan

By:	/s/ Yang Lan

Date:	April 5, 2016

Power of Attorney

I, Zhu Yun, a citizen of the People’s Republic of China (“PRC”) and holder of PRC resident ID card number 630104197402260543, hereby irrevocably grant, in my capacity as a shareholder of Tianjin Sevenstarflix Network Technology Limited, (“Company”), to any individual appointed in writing (“Authorized Person”) by YOU On Demand (Beijing) Technology Co., Ltd. in its sole discretion, the authority to exercise the following powers and rights during the term of this Power of Attorney:

(a)	to receive all notices on my behalf regarding the shareholders meetings of the Company;

(b)	to vote on my behalf at such shareholders meetings;

(c)	to make any decisions on my behalf in accordance with my rights as a shareholder of the Company as granted to me by law and in accordance with the Company’s articles of association; and

(d)	to sign any relevant documents on my behalf and to take any action on my behalf as a shareholder of the Company.

I hereby declare and covenant that during the term of this Power of Attorney, I shall not, without the prior written consent of the Authorized Person, exercise any of the powers and/or rights listed above.

This Power of Attorney shall enter into effect upon signing and shall remain effective and irrevocable until all of my equity in the Company has been transferred to the Company and/or an Authorized Person. This Power of Attorney will survive and remain valid and effective in the event of my death and/or mental or physical incapacity.

Name:	Zhu Yun

By:	/s/ Zhu Yun

Date:	April 5, 2016